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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
PSB BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2004

Dear Shareholder:

        The annual meeting of shareholders of PSB Bancorp, Inc. will be held on May 7, 2004, at 10:00 a.m., Eastern Time. The annual meeting will be held at The Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania 19103.

        The following matters are to be acted upon at the annual meeting:

  (a)
  The election of two Class III directors;

  (b)
  Consideration of a shareholder proposal; and

  (c)
  Such other matters as may be properly brought before the annual meeting or any adjournment thereof.

        These matters are described in the enclosed Notice of Annual Meeting of Shareholders and proxy statement.

        Thank you for your interest in PSB Bancorp, Inc. I look forward to seeing you at the annual meeting.

Sincerely,

Vincent J. Fumo Chairman of the Board

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 7, 2004

To The Shareholders of PSB BANCORP, INC.;

        Notice is hereby given that the annual meeting of shareholders of PSB Bancorp, Inc. will be held on May 7, 2004, at 10:00 a.m. (Eastern Time) at The Crowne Plaza Hotel, 1800 Market Street, Philadelphia, Pennsylvania 19103, for the following purposes:

  (1)
  Election of two (2) Class III directors of PSB Bancorp, Inc. to serve for a term of three years and until their successors have been elected and qualified (Matter No. 1);

  (2)
  Consideration of a shareholder proposal (Matter No. 2); and

  (3)
  Transaction of such other business as may be properly presented at the annual meeting or any adjournment thereof.

        Shareholders of record at the close of business on March 19, 2004, are entitled to notice of, and to vote at the annual meeting.

                      By Order Of The Board Of Directors,

                      Rosanne Pauciello
                       Secretary

        IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

Philadelphia, Pennsylvania
April 2, 2004

PSB BANCORP, INC.
1835 Market Street
Philadelphia, Pennsylvania 19103
(215) 979-7900

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 7, 2004

GENERAL INFORMATION

Solicitation of Proxies.

        The board of directors of PSB Bancorp, Inc. ("PSB"), parent company of First Penn Bank, is providing this proxy statement to solicit proxies for use at PSB's annual meeting of shareholders to be held on May 7, 2004, or any adjournment thereof (the "Meeting"). PSB is first mailing this proxy statement and the accompanying proxy on or about April 7, 2004. PSB has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to solicit proxies. Georgeson intends to solicit proxies by telephone, facsimile and similar means. PSB will pay Georgeson a fee of $6,000 plus reimbursement of their expenses for the proxy solicitation services. Additionally, PSB's directors, officers and employees may solicit proxies personally, by telephone, facsimile or similar means.

Voting and Revocation of Proxies.

        The execution and return of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting written notice of revocation, or by submitting a subsequently executed proxy bearing a later date to the Secretary of PSB, or by attending the Meeting and electing to vote in person. Shareholders of record at the close of business on March 19, 2004, (the "Record Date"), are entitled to notice of, and to vote, at the Meeting. On the Record Date, there were 4,534,611 shares of PSB common stock outstanding. Shareholders are entitled to cast one vote per share on each matter presented at the Meeting. Shareholders are not entitled to cumulate votes in the election of directors.

        If the enclosed proxy is appropriately marked, signed, and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked thereon. Signed proxies not marked to the contrary will be voted "FOR" Matter No. 1 and "AGAINST" Matter No. 2. Signed proxies will be voted "FOR" or "AGAINST" any other matter that properly comes before the Meeting or any adjournment thereof, in the discretion of the persons named as proxyholders as provided in the rules of the Securities and Exchange Commission, including with respect to any matters not complying with the advance notice provisions set forth in PSB's bylaws.

Quorum.

        The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum at the Meeting. Abstentions with respect to one or more proposals voted upon at the Meeting will be counted as present for purposes of determining the presence of a quorum at the Meeting.

MATTER NO. 1
ELECTION OF DIRECTORS

General.

        PSB's articles of incorporation provide that its business shall be managed by a board of directors (the "Board") of not less than six and not more than 25 persons. The Board, as provided in the bylaws, is divided into three classes: Class I, Class II, and Class III with each class being as nearly equal in number as possible. As of January 1, 2003, the Board consisted of seven members, with two members in Class I, three members in Class II, and two members in Class III.

        Two current directors have been nominated by the Board for election as Class III directors at the Meeting. The two nominees receiving the highest number of votes at the Meeting will be elected to serve as directors. The term of office for those nominees elected as Class III directors will expire in 2007.

        The bylaws permit nominations for election to the Board to be made by the Board or by any shareholder entitled to vote for the election of directors. Shareholders may nominate persons for election as directors in accordance with the procedures set forth in Section 2.03 of PSB's bylaws as follows. Nominations for directors made by shareholders must be made by notice in writing, delivered by First Class U.S. Mail, postage prepaid, to the Secretary of PSB no less than 90 days prior to the annual meeting (unless less than 21 days prior notice of the annual meeting is given, in which case the nomination must be delivered within seven days of the mailing of the meeting notice). The notification should contain the following information: (1) the name, age, and business and residence addresses of each proposed nominee; (2) the principal occupation of each proposed nominee; and (3) the number of shares of capital stock of PSB owned by the nominee. The Board will consider nominees recommended by shareholders and, in considering such candidates, the Board will apply the same criteria it applies in connection with the Corporate Governance Committee recommended candidates.

        As of the date of this proxy statement, PSB has not received a notice of nomination for election as a director from any shareholder. If a nomination is attempted at the Meeting that does not comply with the procedures required by the bylaws or if any votes are cast at the Meeting for any candidate not duly nominated, then such nomination or such votes may be disregarded.

        Any shareholder who wishes to withhold authority from the proxyholders to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect in accordance with the instructions on the proxy card. No proxy may be voted for a greater number of persons than the number of members of the class standing for election. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. PSB's management presently has no reason to believe that any nominee if elected will be unable to serve as a director.

        Under the bylaws of PSB, a vacancy in the Board is filled by appointment by the remaining members of the Board. If the vacancy occurs other than from an increase in the size of the Board, the director appointed to fill the vacancy will become a member of the same class of directors in which the vacancy existed. By comparison, persons appointed by the Board in connection with an increase in the size of the Board would be designated by the Board as belonging to either Class I, Class II, or Class III. In either case, the articles of incorporation provide that each director so appointed holds office for the unexpired term of the Class to which he or she was appointed.

NOMINEES FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS

        The following table sets forth information, as of the Record Date, with respect to the nominees for director of PSB and all continuing directors of PSB.

Nominees for Class III Director

Name/Position	Age	Year First Elected Director	Principal Occupation During Past Five Years
Vincent J. Fumo, Chairman of the Board	60	1997	Chairman of the Board of PSB Bancorp, Inc. and Pennsylvania State Senator
James F. Kenney, Director	45	2003*	Councilman-at-Large for the City of Philadelphia, Pennsylvania; Director of Business Development, Vitetta Architects and Engineers

Continuing Directors

Class I directors (Term expiring 2005).

Name/Position	Age	Year First Elected Director	Principal Occupation During Past Five Years
Anthony DiSandro, Director, President and Chief Executive Officer	56	1997	President, Chief Executive Officer of PSB Bancorp, Inc.
Rosanne Pauciello, Director and Corporate Secretary	60	1997	Corporate Secretary of PSB Bancorp, Inc; Philadelphia School District Home and School Visitor

Class II directors (Term expiring 2006).

Name/Position	Age	Year First Elected Director	Principal Occupation During Past Five Years
James W. Eastwood, Director	58	1997	President of Granary Associates, Inc. (architectural design and consulting firm)
Stephen Marcus, Director	72	2000	Chairman, Emerging Growth Equities, Inc.
Dennis P. Wesley, Director	51	2003	Manager, Business Processes, PECO Energy

Executive Officers Who Are Not Directors

Name/Position	Age	Principal Occupation During Past Five Years
Frank V. Borrelli, Chief Operating Officer of First Penn Bank	60	Founder and CEO of B Systems Development Corp.
Gary Polimeno, Vice President and Treasurer of PSB Bancorp, Inc.	51	Vice President and Treasurer of PSB Bancorp, Inc.

*
Appointed by the Board to fill a vacancy that occurred due to the restructuring of the Board to comply with the requirements of the Sarbanes-Oxley Act of 2002.

Security Ownership of Certain Beneficial Owners and Management.

        The following table sets forth certain information furnished to PSB as of March 19, 2004 with respect to the beneficial ownership of common stock by: (i) each shareholder known to PSB to be the beneficial owner of five percent (5%) or more of the outstanding shares of common stock; (ii) each director of PSB; (iii) the executive officers named in the Summary Compensation Table on page 8 herein; and (iv) all current executive officers and directors as a group. Except as indicated in the footnotes to the table, the persons and entities named have sole voting and investment power with respect to all shares of common stock of which they are the respective beneficial owners.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Outstanding Shares of Common Stock
5% Shareholders
PSB Bancorp, Inc. Employee Stock Ownership Plan 1835 Market Street Philadelphia, PA 19103	584,490		12.89%
Directors
Anthony DiSandro	289,860	(1)	6.39%
James W. Eastwood	15,940	(2)	*
Vincent J. Fumo	452,218	(3)	9.98%
James F. Kenney	2,635		*
Stephen Marcus	69,657	(2)	1.56%
Rosanne Pauciello	15,902	(2)	*
Dennis P. Wesley	0		*
Named Executive Officers
Frank V. Borrelli	0		*
Gary Polimeno	49,200		1.08%
All executive officers and directors as a group (9 persons)	895,412		19.76%

*
Ownership percentage is less than 1%.

(1)
Amount includes 76,426 shares held indirectly through the First Penn Bank 401(k) Plan, 6,000 shares held by the 1998 Management Recognition Plan, 18,350 shares held in the First Penn Bank Employee Stock Ownership Plan ("ESOP"), 65,864 shares directly held by Mr. DiSandro, and 123,220 shares subject to immediately exercisable options. Amount does not include all shares held by the ESOP. Mr. DiSandro is a trustee of the ESOP and as such votes 613,057 shares held by the ESOP. The ESOP voting provisions require the holders of allocated shares to direct the trustee as to how to vote their shares on all matters presented to the shareholders of PSB. The trustee is required to vote the unallocated shares in proportion to the direction received from the holders of the allocated shares.

(2)
James W. Eastwood, Stephen Marcus, and Rosanne Pauciello hold immediately exercisable options granted pursuant to the 1998 Director Stock Option Plan to acquire 2,857, 2,857 and 4,999 shares, respectively.

(3)
Amount includes 73,284 shares held through the First Penn Bank 401(k) Plan, 231,363 shares directly held by Mr. Fumo, 6,000 shares held by the 1998 Management Recognition Plan, 18,350 shares held in the ESOP, and 123,221 shares subject to immediately exercisable options. Amount does not include all shares held by the ESOP. Mr. Fumo is a trustee of the ESOP and as such votes 613,057 shares held by the ESOP. The ESOP voting provisions require the holders of allocated shares to direct the trustee as to how to vote their shares on all matters presented to the shareholders of PSB. The trustee is required to vote the unallocated shares in proportion to the direction received from the holders of the allocated shares.

Meetings and Committees of the Board of Directors.

        The Board has various standing committees including an Audit Committee, a Compensation and Benefits Committee (the "Compensation Committee"), and a Corporate Governance Committee. During 2003, the Audit Committee held five meetings and the Compensation Committee held four meetings. The Corporate Governance Committee is a new committee formed in 2003 and held 2 meetings. Each director attended at least 75% of the combined total of meetings of the Board and of each committee of which he/she was a member.

        Audit Committee—The Audit Committee is comprised of directors Eastwood (Chair), Marcus, and Wesley, each of whom in the judgment of the Board is "independent" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee is responsible for the appointment, compensation, oversight, and termination of PSB's independent auditors. The Audit Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Audit Committee is charged by the Board with providing oversight with respect to the integrity of PSB's financial statements, PSB's compliance with applicable legal and regulatory requirements and the performance of PSB's internal audit function. The Audit Committee also is responsible for, among other things, reporting to PSB's Board on the results of the annual audit and reviewing the financial statements and related financial and non-financial disclosures included in PSB's annual report on Form 10-K and quarterly reports on Form 10-Q. The Audit Committee is expected to evaluate the independent auditors' independence from PSB and PSB's management, including approving consulting and other legally permitted, non-audit services provided by PSB's auditors and the potential impact of the services on the auditors' independence. The Audit Committee meets periodically with PSB's independent auditors and PSB's internal auditors outside of the presence of PSB's management and possesses the authority to retain professionals to assist it in meeting its responsibilities without consulting with management. The Audit Committee also is expected to (i) review and discuss with management PSB's earnings releases, including the use of pro forma information, (ii) address with management and the independent auditors the effect of accounting initiatives and off-balance sheet transactions, and (iii) receive and retain complaints and concerns relating to accounting and auditing matters. A copy of the Audit Committee's written charter is attached to this proxy statement as "Appendix A."

        Compensation Committee—The Compensation Committee is comprised of directors Eastwood (Chair), Kenney, and Marcus, each of whom is independent in the judgment of the Board. The Compensation Committee is responsible for reviewing and making recommendations regarding the compensation of corporate officers. See "Executive Compensation" herein.

        Corporate Governance Committee—The Corporate Governance Committee is comprised of directors Marcus (Chair), Kenney, and Wesley, each of whom is independent in the judgment of the Board. The Corporate Governance Committee is responsible for: (i) identifying qualified individuals to become members of the Board; (ii) recommending that the Board elect or nominate for election at annual meetings of shareholders such qualified individuals; (iii) recommending to the Board a set of corporate governance principles applicable to PSB; and (iv) reviewing matters involving PSB's articles of incorporation, bylaws, shareholder proposals, Board committee responsibilities, and other corporate governance subjects, and recommending appropriate actions with respect thereto to the Board. The Corporate Governance Committee has the responsibility to develop and recommend criteria for the selection of director nominees to the Board, including, but not limited to diversity, age, skills, experience, and time availability (including consideration of the number of other boards on which the proposed director sits) in the context of the needs of the Board and PSB and such other criteria as the Corporate Governance Committee determines to be relevant at the time. The Corporate Governance Committee has the power to apply this criteria in connection with the identification of individuals to be Board members, as well as to apply the standards for independence imposed by PSB's listing agreement with Nasdaq and all applicable federal laws in connection with such identification process. The Corporate Governance Committee will consider nominees recommended by shareholders and, in considering such candidates, the Committee will apply the same criteria it applies in connection with the Corporate Governance Committee recommended candidates.

  Director Compensation.

        For the year ended December 31, 2003, directors of PSB and the directors of First Penn Bank were paid $1,000 per Board meeting attended. In addition, all directors were paid $400 per committee meeting attended. Directors of First Penn Bank's subsidiaries and affiliates, PSA Financial Corp., PSA Service Corp., PSA Consumer Discount Company and Transnational Mortgage Company, were paid $250, $150, $0, and $250, respectively, per board meeting attended.

Executive Compensation.

        The following table sets forth for the years ended December 31, 2003, 2002, and 2001 certain information as to the total compensation paid by PSB to executive officers who received salary and bonuses in excess of $100,000 during such fiscal year.

Long Term Compensation
Annual Compensation
Name and Principal Position						All Other Compensation(2)
	Year	Salary(1)		Bonuses
Vincent J. Fumo Chairman of the Board	2003 2002 2001	$ $ $	223,000 223,000 182,570	$ $ $	— 175,000 175,000	$ $ $	22,800 31,800 29,600
Anthony DiSandro President and Chief Executive Officer	2003 2002 2001	$ $ $	247,000 247,000 197,594	$ $ $	— 175,000 175,000	$ $ $	50,537 56,957 37,600
Gary Polimeno Vice President and Treasurer	2003 2002 2001	$ $ $	116,920 116,920 111,352	$ $ $	30,000 40,000 45,000	$ $ $	10,272 13,272 8,100
John J. O'Connell(3) Vice President, Marketing	2003 2002 2001	$ $ $	176,000 176,000 173,038	$ $ $	— 40,000 50,000	$ $ $	470,000 12,000 20,765	(3)
Mario L. Incollingo(3) Chief Operating Officer of First Penn Bank	2003 2002 2001	$ $ $	170,000 170,000 168,746	$ $ $	— 40,000 50,000	$ $ $	320,000 12,000 4,650	(3)

(1)
Includes the portion of salary deferred by the executive pursuant to the 401(k) Plan.

(2)
Includes directors fees of $22,800, $37,200, $4,800, $20,000, and $20,000 paid to Mr. Fumo, Mr. DiSandro, Mr. Polimeno, Mr. O'Connell, and Mr. Incollingo, respectively, for the year ended December 31, 2003. Includes directors fees of $31,800, $43,800, $7,800, $12,000, and $12,000 paid to Mr. Fumo, Mr. DiSandro, Mr. Polimeno, Mr. O'Connell, and Mr. Incollingo, respectively, for the year ended December 31, 2002. Includes directors fees of $24,500, $32,500, and $8,100 paid to Mr. Fumo, Mr. DiSandro, and Mr. Polimeno respectively, for the year ended December 31, 2001.

(3)
Mr. O'Connell and Mr. Incollingo resigned as officers of PSB and First Penn Bank effective January 1, 2004. Pursuant to the terms of their severance agreements, Mr. O'Connell and Mr. Incollingo received $450,000 and $300,000, respectively, as severance payments.

        The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the named executive officers at December 31, 2003. Also included in the table are the values for "in-the-money" options that represent the positive spread between the exercise price of such options and the closing sale price of the common stock at December 31, 2003. No options were exercised in 2003.

FISCAL YEAR-END OPTION/SAR VALUES

Name	Number of Securities Underlying Unexercised Options/SARs at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at Fiscal Year End ($) Exercisable/Unexercisable*
Vincent J. Fumo	123,221/0	$288,466
Anthony DiSandro	123,220/0	$288,464
Gary Polimeno	6,876/0	$41,944

*
Based on the market value of the underlying stock at the fiscal year end, minus the exercise price. The market price on December 31, 2003 was $10.60.

  Employment Agreements.

        PSB and First Penn Bank have entered into employment agreements (the "Employment Agreements") with Vincent J. Fumo, Chairman of the Board of PSB, and Anthony DiSandro, President and Chief Executive Officer of PSB and First Penn Bank. John J. O'Connell and Mario L. Incollingo also were parties to substantially similar employment agreements that were terminated effective January 1, 2004. Each Employment Agreement provides for an initial term of three years, which will thereafter be automatically renewed for an additional year on each anniversary date unless terminated according to its terms by the respective parties.

        Each Employment Agreement provides for the payment of certain severance benefits in the event of the executive's resignation for specified reasons or as a result of his termination by PSB or First Penn Bank without "Cause" (as defined in each Employment Agreement). The executive would be entitled to severance payments if: (1) he terminates employment following any breach of the Employment Agreement by PSB or First Penn Bank, loss of title, office, or significant authority, reduction in annual compensation or benefits, or relocation of the executive's principal place of employment by more than 30 miles, or (2) if PSB or First Penn Bank terminates his employment, other than for Cause.

        If the executive becomes entitled to receive severance payments under his Employment Agreement, he would receive, over a period of 36 months, a cash payment equal to three times his average annual compensation during the five-year period preceding termination of employment. Payments would be made in equal monthly installments. In addition to the severance payments, the executive would be entitled to continue to receive life, medical, dental, and other insurance coverages (or a dollar amount equal to the cost of obtaining each such coverage) for a period of up to 36 months from the date of termination. In the event that the amounts and benefits payable under the Employment Agreement, when added to other amounts and benefits that may become payable to the executive by the Company, the Bank and any affiliated company, are such that he becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code of 1986, as amended, he shall be paid such additional amount or amounts as will result in his retention (after the payment of all federal, state and local excise, employment and income taxes on such payments and the value of such benefits) of a net amount equal to the net amount he would have retained had the initially calculated payments and benefits been subject only to income and employment taxation. Payments under the Employment Agreements are limited, however, to the extent that they are not permitted to be paid to the Executive under the Federal Deposit Insurance Act.

Compensation Committee Report on Executive Compensation.

        Under rules established by the Securities and Exchange Commission ("SEC"), PSB is required to provide certain information regarding the compensation and benefits provided to PSB's Chief Executive Officer and other executive officers of PSB. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to the fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board, has prepared the following report for inclusion in this proxy statement:

        The Compensation Committee has established a policy for executive compensation, taking into account both subjective performance criteria and certain specified objective performance measures. The purpose of the policy is to: (i) provide compensation opportunities that are competitive with other financial services companies; (ii) support PSB's goal setting and strategic planning process; (iii) motivate the executive management of PSB to achieve profit and other key goals of the institution, including but not limited to PSB's commitment to the communities it serves, to its employees, customers, and investors; (iv) motivate the executive management to operate PSB and First Penn Bank in a safe and sound manner and in compliance with all relevant governmental and regulatory requirements; and (v) minimize potential overhead by designating a portion of the annual compensation of executives as variable rather than fixed.

        During the course of 2003, the Compensation Committee took into account a variety of objective and subjective criteria in evaluating the performance of the executive management of PSB. The Compensation Committee assessed in detail the various challenges facing PSB and the significant competitive pressures within PSB's market area.

        In the course of assessing competitive salary ranges among other similarly situated companies, it was noted that competitive executive compensation packages vary in relationship to these various subjective and objective factors. A variety of resources were utilized that provided peer data regarding executive compensation and financial performance for both commercial banks and thrifts.

        In determining final executive compensation for 2003, the Compensation Committee established certain specific objectives for executive management. The accomplishment of these objectives was instrumental in the Compensation Committee's determination of executive management's bonus for 2003 and the setting of base salaries for 2003. The specific performance objectives were related to: (i) expansion of the bank branch network; (ii) improvement of rate of return on excess liquidity; and (iii) development of new policies and procedures to comply with the Memorandum of Understanding issued by the Federal Reserve. As of the date of this report, the Compensation Committee had decided to retain a portion of the accrued bonus pool for 2003 for possible distribution to certain key officers and employees in 2004. The Compensation Committee took this action to allow it additional time to further evaluate the performance of certain officers and employees against the 2003 performance objectives.

        Additionally, the Compensation Committee utilized a number of subjective elements as part of the decision making process regarding executive compensation. The individual skills and talents of the executive managers of PSB, including but not limited to experience, leadership ability, planning and organizational skills, administrative talent, vision for the future, and work ethic were given consideration in establishing executive compensation.

        Mr. Vincent J. Fumo was the Chairman of the Board of PSB and Mr. Anthony DiSandro was the President and Chief Executive Officer of PSB and First Penn Bank for 2003. Messrs. Fumo's and DiSandro's salaries for 2003 were determined by the Committee after review of the recent compensation practices of similarly sized institutions and a review of the financial performance of PSB and the level of accomplishment of the objectives set forth in PSB's strategic business plan.

                      Respectfully submitted,

                      James W. Eastwood, Chairman of Compensation Committee.
                      Stephen Marcus
                      Dennis Wesley

Compensation Committee Interlocks and Insider Participation.

        Mr. Eastwood and Mr. Marcus serve as directors of PSB and First Penn Bank. Mr. Wesley solely serves as a director of PSB. Mr. Eastwood, Mr. Marcus, and Mr. Wesley have no other disclosable relationships or related transactions with PSB or any of its subsidiaries.

Compensation of Officers and Directors through Benefit Plans.

        First Penn Bank (the "Bank") has maintained a non-contributory defined benefit retirement plan ("Retirement Plan"). The Retirement Plan was "frozen" as of September 30, 1994 and benefits no longer accrue thereunder. Under the terms of the Retirement Plan, all employees age 21 or older who had worked at the Bank for a period of one year and had been credited with 1,000 or more hours of employment with the Bank during the year were eligible to accrue benefits under the Retirement Plan. The Bank would annually contribute an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Employee contributions were not permitted under the Retirement Plan. The Retirement Plan is fully funded, under the Internal Revenue Code of 1986, as amended (the "Code"). Because the Retirement Plan is fully funded, the Bank will generally not be required to make any additional contributions unless asset depreciation occurs. Participants will continue to vest in accordance with the provisions of the Retirement Plan. No new employees will be eligible for participation. The Plan, however, remains subject to all other requirements of the Code.

        The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the final average salary and benefit service classifications specified below.

Years of Service and Benefits Payable at Retirement

Final Average Compensation		15	20	25	30	35	40
$50,000		$13,804	$18,405	$23,006	$27,608	$27,608	$27,608
$75,000		$21,950	$29,267	$36,583	$43,900	$43,900	$43,900
$100,000		$30,096	$40,128	$50,160	$60,192	$60,192	$60,192
$125,000		$38,242	$50,990	$63,827	$65,827	$65,827	$65,827
$150,000	*	$46,388	$61,851	$65,827	$65,827	$65,827	$65,827

*
Effective for retirements on or after January 1, 1994, annual compensation for Bank Plan purposes could not exceed $150,000 plus any increases indexed to cost of living adjustments. Employees with compensation exceeding $150,000 in years before 1994 may have larger "preserved benefits." Due to the Economic Growth and Tax Relief Reconciliation Act of 2001, the annual compensation limit increased to $200,000 plus any increases indexed to cost of living adjustments.

        As of December 31, 2003, Mr. Fumo, Mr. DiSandro, and Mr. Polimeno had 27, 25, and 27 years of credited service (i.e. benefit service), respectively.

Compensation Plans.

        The following chart presents summary information with respect to all of PSB's and First Penn Bank's equity compensation plans in effect as of the date of this proxy statement.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in columns(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	283,316	$5.45	1,345,000
Equity compensation plans not approved by security holders	24,999	$4.75	0
Total	308,315	$5.39	1,345,000

        The 1999 Director Stock Option Plan included in this chart is the only equity compensation plan adopted without shareholder approval. The 1999 Director Stock Option Plan was adopted by the Board to provide an incentive program to attract and retain qualified individuals as directors on both the boards of PSB and the Bank. Grants under the 1999 Director Stock Option Plan can only be made to non-employee directors of PSB or the Bank and are limited to grants totaling 24,999 options.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires PSB's officers and directors, and any persons owning ten percent or more of PSB's common stock, to file in their personal capacities initial statements of beneficial ownership, statements of changes in beneficial ownership and annual statements of beneficial ownership with the Securities and Exchange Commission (the "SEC"). Persons filing such beneficial ownership statements are required by SEC regulation to furnish PSB with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in PSB's proxy statement. Based solely on PSB's review of any copies of such statements received by it, and on written representations from PSB's existing directors and officers that no annual statements of beneficial ownership were required to be filed by such persons, PSB believes that all such statements were timely filed in 2003.

Stock Performance Graph.

        The following graph shows a comparison of total shareholder return on the common stock of PSB, based on the market price of the common stock, with the cumulative total return of companies on The Nasdaq Stock Market (U.S.) Index and The Nasdaq Banking Index (U.S.) for the period beginning on January 1, 1999, through December 31, 2003.

Notes:

A.
The lines represent annual index levels derived from compounded daily returns that include all dividends.

B.
The indexes are reweighed daily, using the market capitalization on the previous trading day.

C.
If the fiscal year-end is not a trading day, the preceding trading day is used.

D.
The index level for all the series was set to 100.00 on December 31, 1998.

Certain Transactions.

        Certain directors and executive officers of PSB, and associates of such persons (including corporations of which such persons are officers or 10% beneficial owners), were customers of and had transactions with PSB and its subsidiaries in the ordinary course of business during 2003. All loans made to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. It is expected that any other transactions with directors and officers and their associates in the future will be conducted on the same basis.

Independent Public Accountants.

        The firm of Grant Thornton LLP performed certain accounting services for PSB, including the audit of the annual financial statements and the reviews of the unaudited financial statements included in PSB's quarterly reports for the years ended December 31, 2003 and 2002.

        The following tables set forth the aggregate fees billed to PSB for the fiscal years ended December 31, 2003 and 2002 by PSB's principal accounting firm Grant Thornton LLP.

December 31, 2003
Audit Fees	$111,165
Audit-Related Fees	31,862
Tax Fees	48,671
All other fees	53,280

Total	$244,978
December 31, 2002
Audit Fees	$77,576
Audit-Related Fees	11,211
Tax Fees	47,495
All other fees	—

Total	$136,282

        Audit fees included the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements and comfort letters, statutory and regulatory audits, consents and other services related to Securities and Exchange Commission ("SEC") matters.

        Audit-related fees principally included audits of employee benefit plans and certain accounting and consultation services related to an IT conversion, which were allowable by law at the time the services were provided.

        Tax fees included tax compliance services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of federal, state and local income tax return assistance and assistance with tax audits and appeals.

        The Audit Committee may, from time to time, grant pre-approval to those permissible non-audit services classified as "all other services" that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee has not currently pre-approved any such services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by Independent Auditors.

        The Audit Committee pre-approves all audit and non-prohibited, non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. The Audit Committee may delegate pre-approval authority to one or more of its members. This member must report any decisions to the Audit Committee at the next scheduled meeting. There were no waivers by the Audit Committee of the pre-approval requirement for permissible non-audit services in 2003.

Appointment of Auditors for PSB's 2004 Audit.

        The Audit Committee has selected Grant Thornton LLP to conduct the audit of the financial statements of PSB and its subsidiaries for the year ending December 31, 2004. Representatives of Grant Thornton LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

REPORT OF THE AUDIT COMMITTEE

        The members of the PSB Audit Committee are Messrs. Eastwood, Marcus, and Wesley, each of whom is an independent director in the judgment of the Board. The Board, in the exercise of its business judgment and with the assistance of legal counsel, has determined that Mr. Wesley meets the qualifications as an "audit committee financial expert" as that term is defined in the rules promulgated by the Securities and Exchange Commission.

        The PSB Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee's Charter is attached hereto as Exhibit A.

        The Audit Committee has reviewed the audited financial statements of PSB for the fiscal year ended December 31, 2003, and discussed them with management and PSB's independent accountants for the year ended December 31, 2003, Grant Thornton LLP. The Audit Committee also has discussed with the independent accountants the matters required to be discussed by the Statement of Auditing Standards No. 61.

        The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, has considered whether the provision of any non-audit services by the independent auditors to PSB would be compatible with maintaining the auditors' independence, and has discussed with the auditors the auditors' independence.

        Based on the review and discussions described above, the Audit Committee recommended to the Board that PSB's audited financial statements for the fiscal year ended December 31, 2003, be included in PSB's Annual Report on Form 10-K for the year ended December 31, 2003.

The Audit Committee

James W. Eastwood, Chairman

Stephen Marcus

Dennis Wesley

MATTER NO. 2 SHAREHOLDER PROPOSAL

Shareholder Proposal.

        PSB received the following proposal for inclusion in this proxy statement from Jewelcor Management, Inc., 100 North Wilkes-Barre Boulevard, 4th Floor, Wilkes-Barre, Pennsylvania 18702, owner of 27,148 shares of common stock:

        "RESOLVED, it is recommended that the Board of Directors of PSB Bancorp, Inc. (the "Company") take the necessary steps to remove any provisions in the Company's Articles of Incorporation and Bylaws that segregate the Board of Directors into separate classes with staggered terms of office.

        Supporting Statement.    The Company's Articles of Incorporation presently segregates the members of the Board of Directors into three separate classes with staggered three (3) year terms of office. This segregation of the Board of Directors is designed to limit the shareholders' ability to alter the composition of a majority of the Board. It is our recommendation that all of the members of the Company's Board of Directors be elected annually for a term of one (1) year. In our opinion, if the actions referenced in the foregoing Shareholder Proposal were effectuated, we shareholders would have an increased ability to affect the management of the Company. Please vote YES on this Proposal.

        Statement and Response of Directors.    PSB's Board of Directors strongly believes that staggered terms for directors benefit PSB and its shareholders. Staggered terms for directors provide continuity and stability in corporate governance and enhance PSB's strategic planning process. The stability of directors provided by staggered terms provides enhanced value to shareholders as follows:

  •
  Increases directors' independence from management, allowing board members to oppose management and face less of a threat of not being re-nominated;

  •
  Allows directors to concentrate on long-term planning; and

  •
  Provides board members with sufficient time to understand PSB's operations, therefore enhancing their contribution to the success of PSB.

        Additionally, PSB's ability to resist a hostile takeover that is not in the best interests of its shareholders is enhanced. A staggered board allows the Board to negotiate from a more favorable position on behalf of the shareholders of PSB. In a hostile takeover context, a staggered board provides PSB with additional time to:

  •
  Determine the adequacy of a proposed transaction;

  •
  Assess a bidder's accountability and ability to complete the transaction;

  •
  Negotiate a higher premium;

  •
  Seek additional bidders; and

  •
  Consider other options to maximize shareholder value.

        The past two years have brought a record number of reforms and proposed reforms in corporate governance, including the Sarbanes-Oxley Act of 2002 and implementing regulatory action by the SEC, the New York Stock Exchange and Nasdaq. As a result of these changes, the accessibility and accountability of directors to investors has increased. However, at a time of such significant improvements in corporate governance, none of these governing bodies found it necessary to regulate a board's ability to organize itself into staggered classes. It is the Board's belief that longer board terms support longer-term strategies and enables companies to benefit from the experience and wisdom directors gain from extended service.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

SHAREHOLDER COMMUNICATIONS

        Shareholders and other interested parties who desire to communicate directly with the Company's independent, non-management directors should submit communications in writing addressed to Audit Committee Chair, PSB Bancorp, Inc. 1835 Market Street, Philadelphia, Pennsylvania 19103.

        Shareholders, employees and other interested parties who desire to express a concern relating to accounting or auditing matters should communicate directly with the Company's Audit Committee in writing addressed to Audit Committee Chair, PSB Bancorp, Inc. 1835 Market Street, Philadelphia, Pennsylvania 19103.

OTHER MATTERS

        Management knows of no business other than as described above that is planned to be brought before the Meeting.

SHAREHOLDER PROPOSALS FOR 2005

        PSB intends to hold its 2005 annual meeting on April 26, 2005, in accordance with its bylaws. In accordance with the rules of the Securities and Exchange Commission, any shareholder who desires to submit a proposal to be considered for inclusion in PSB's proxy materials relating to its 2005 annual meeting of shareholders must submit such proposal in writing, addressed to PSB at 1835 Market Street, Philadelphia, Pennsylvania 19103 (Attn: Secretary), on or before November 25, 2004. PSB intends to mail its proxy materials for the 2005 annual meeting on or about March 15, 2005.

CORPORATE GOVERNANCE DOCUMENTS

        A copy of PSB's Code of Ethics is available on the Company's website under Investor Relations at www.firstpennbank.com and any shareholder may obtain a printed copy of these documents by writing to Investor Relations, PSB Bancorp, Inc., 1835 Market Street, Philadelphia, Pennsylvania 19103 or by calling Investor Relations at (215) 979-7963.

FINANCIAL INFORMATION

        Requests for printed copies of PSB's annual reports, Forms 10-K, 10-Q and Call Reports should be directed to John Carrozza, Acting Chief Financial Officer, PSB Bancorp Inc., 1835 Market Street, Philadelphia, Pennsylvania 19103, telephone (215) 979-9763.

Appendix "A"

PSB BANCORP, INC.
AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of PSB Bancorp, Inc. (the "Company"), including the adequacy of internal controls, (2) the independent auditor's qualifications and independence, and (3) the performance of the Company's internal audit function, loan review function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and related disclosures and the Company's independent auditors are responsible for auditing those financial statements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles ("GAAP"). It shall be the duty of the Audit Committee to assist the Board in the oversight of the Company's legal and regulatory requirements. It is not the duty of the Audit Committee to assure compliance with the Company's Code of Conduct and Ethics.

Committee Membership

        The Audit Committee shall consist of no fewer than three members, each of whom shall be a director of the Company. Each member of the Audit Committee shall meet the independence and experience requirements of the listing standards of Nasdaq,4 the Securities and Exchange Commission ("SEC"),5 the Sarbanes-Oxley Act of 2002, and all other applicable legal requirements. Each member of the Committee shall be "financially" literate in the business judgment of the Board. A majority of the members of the Committee shall constitute a quorum.

4
The Nasdaq listing standards require that each member of the Audit Committee must (a) be independent; (b) meet the criteria for independence set forth in the Sarbanes-Oxley Act of 2002, and (c) not own or control 20% or more of the issuer's voting securities, or such lower measurement as may be established by the SEC in rulemaking under the Sarbanes-Oxley Act of 2002; and (d) must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement at the time of their appointment. In addition, the Committee must have at least one member who is an audit committee financial expert. In determining whether member qualifies as an "audit committee financial expert," the board must consider whether the person has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. An "audit committee financial expert" must have acquired such attributes through: (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions; (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iv) other relevant experience. One director who (i) is not independent, (ii) meets the criteria set forth in the Sarbanes-Oxley Act, (iii) does not own or control 20% or more of the issuer's voting securities, and (iv) is not a current officer or employee or family member of such employee, may be appointed to the audit committee, if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the audit committee. There are also Nasdaq listing standards that define an "independent director" as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent: (A) a director who is employed by the Company or by any parent or

        Audit Committee members shall be appointed in accordance with the Company's bylaws and policies established by the Board. Audit Committee members may be replaced by the Board.

        The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board. The Audit Committee shall meet with management, the internal auditors, the chief loan review officer and the independent auditor in separate executive sessions, as necessary. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance and present such review to the Board.

Statement of Policy

        The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's corporate accounting and financial reporting processes, the systems of internal accounting and financial controls, the internal audit function, the loan review function and the annual independent audit of the Company's financial statements.

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing circumstances and conditions.

        The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company, who such member believes to be reliable and competent in the matters presented, or (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Authority and Responsibilities

  •
  Responsibilities Relating to Retention of Public Accounting Firms—The Committee shall be directly responsible for the appointment, compensation, oversight of the work, evaluation and subsidiary of the Company within the past three years; (B) a director who accepts or who has a non-employee Family Member (which means any person who is a relative by blood, marriage, or adoption or who has the same residence) who accepts any payments from the Company or any of its affiliates in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; (C) a director who is a Family Member of an individual who is, or within the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer; (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years; (E) a director of the Company who is employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity, or if such relationship existed within the past three years; or (F) a director who was a partner or employee of the Company's outside auditor, and worked on the Company's audit, within the past three years. A three-year "cooling off" period applies to directors who are not independent due to: (1) interlocking compensation committees; or (2) the receipt by the director, or a family member of the director who is not an employee of the Company of any payments in excess of $60,000, other than for Board Service.

5
Under the Sarbanes-Oxley Act of 2002, each member of the Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered to be independent, a member of a Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company other than for board service; or (ii) be an affiliated person of the Company or any subsidiary thereof. An Audit Committee member will be considered an affiliated person of the Company if such member owns or controls directly or indirectly, 20% or more of the Company's voting stock, or such other lower threshold as the SEC may establish.

    termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

  •
  Preapproval of Services—All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services, provided to the Company by the Company's auditors which are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable. Preapproved services shall include blanket preapproval of non-prohibited services for limited dollar amounts which the Committee, in its business judgment, does not believe possess the potential for abuse or conflict.

  •
  Exception—The preapproval requirement set forth above shall not be applicable with respect to the provision of non-audit services, if:

            (i)  the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

           (ii)  such services were not recognized by the Company at the time of the engagement to be non-audit services; and

          (iii)  such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

  •
  Delegation—The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

  •
  Complaints—The Committee shall establish procedures to facilitate:

            (i)  the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and

           (ii)  the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  •
  Related Party Transactions—The Committee must review and approve all related-party transactions. Prior approval of any loan made or maintained by First Penn Bank in accordance with Section 22(h) of the Federal Reserve Act and Regulation O shall not be required but copies of any reports made with respect to credit transactions made pursuant to Regulation O shall be provided to the Committee.

  •
  Potential Conflicts of Interest—The Committee shall review all potential conflicts of interest with respect to any director or employee of the Company and make any necessary determinations with respect thereto. In this regard, the Committee shall review Director and Officer Questionnaires, which shall be completed and submitted to the Committee on an annual basis.

  •
  Funding—The Committee shall have the authority to engage and determine funding for independent counsel and other advisors if the Committee deems it necessary to carry out its duties.

  •
  Selection and Termination of Auditors—The Committee shall have the sole authority to hire and fire the outside auditors.

        Financial Statement and Disclosure Matters.    The Audit Committee, to the extent it deems necessary or appropriate, shall:

  •
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operation, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  •
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

  •
  Prior to release, discuss with management the Company's earnings press releases, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

  •
  Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  •
  Discuss with management, the internal auditors and the legal/compliance department the effect of regulatory initiatives on the Company's financial statements.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including:

           (a)  The adoption of, or changes to, the Company's significant auditing and accounting principles and practices.

           (b)  The management letter provided by the independent auditor and the Company's response to that letter.

           (c)  Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.

Oversight of the Company's Relationship with the Independent Auditor

  •
  Review the experience and qualifications of the senior members of the independent auditor's team.

  •
  Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships, both direct and indirect, between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

  •
  Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

  •
  Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

  •
  Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

  •
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  •
  The Committee shall have the sole authority to hire and fire the senior internal auditing executive and approve the budget, staffing and work plans of the internal auditing department.

  •
  Review the reports to management prepared by the internal auditing department and management's responses.

  •
  Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Oversight of the Company's Loan Review Function

  •
  The Committee shall have the sole authority to hire and fire the senior loan review executive and approve the budget, staffing and work plans of the loan review department.

  •
  Review the reports to management prepared by the loan review department and management's responses.

  •
  Discuss with the independent auditor the loan review department responsibilities, budget and staffing and any recommended changes in the planned scope of the loan review process.

Compliance Oversight

  •
  Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

  •
  Obtain reports from management, the Company's senior internal auditing executive and the regulatory compliance and legal/compliance department relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

  •
  Review with management, the Company's internal auditors and the Company's legal/compliance department compliance with laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

  •
  Review with the Company's legal/compliance department, pending material litigation and compliance matters.

  •
  The Committee will take action to adopt a Code of Ethics for Senior Financial Officers (the "Code") and conduct periodic reviews of the Code for compliance therewith.

  •
  The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

Miscellaneous Powers and Responsibilities

  •
  The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  The Committee shall approve, in advance, the provision by the auditor of all services not related to the audit.

  •
  The Committee shall have the responsibility to submit the minutes of all meetings of the Audit Committee to the Board of Directors.

  •
  The Committee shall require that a going concern qualification in an audit opinion be disclosed through the issuance of a press release.

  •
  The Committee shall have the responsibility of reviewing and assessing the adequacy of this Charter at least annually.

  •
  The Committee shall have the responsibility to prepare the report required to be included in the Company's annual proxy statement by the rules of the Securities and Exchange Commission.

  •
  The Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

  •
  The Committee also shall have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting, or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

  •
  The Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

  •
  The Committee shall have the responsibility to discuss with the Company's counsel or legal/regulatory department legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Meetings

        The Audit Committee shall meet as often as it determines to be necessary to fulfill its duties and responsibilities, but not less frequently than quarterly. The Audit Committee may delegate authority to Committee members when appropriate, including specifically the preapproval of non-audit services and the review of earnings releases, and earnings guidance.

        Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company who also is a member of the Company's internal compliance department or any other person designated by the Committee.

[PROXY CARD]

PSB BANCORP, INC.

        I/We hereby appoint Gary Polimeno and Rosanne Pauciello as proxyholders, each with the power to appoint a substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of PSB Bancorp, Inc. held of record by me/us on March 19, 2004, at the annual meeting of shareholders to be held on April 29, 2004, or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND AGAINST THE SHAREHOLDER PROPOSAL. This proxy will be voted, in the discretion of the proxyholders, upon such other business as may properly come before the annual meeting of shareholders or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please vote and sign on the other side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" MATTER NO. 1 AND "AGAINST" MATTER NO. 2

MATTER NO. 1

ELECTION OF CLASS II DIRECTORS

/ /	FOR all nominees listed below (except as marked to the contrary hereon)	/ /	WITHHOLD AUTHORITY to vote for all nominees listed hereon

Vincent J. Fumo
James F. Kenney

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NAME IN THE LIST ABOVE.)

MATTER NO. 2

SHAREHOLDER PROPOSAL

/ /	FOR	/ /	AGAINST

The undersigned hereby acknowledges receipt of the proxy statement dated April 1, 2004, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournment thereof.
Dated	, 2004
Signature
(PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE)		Signature, if held jointly. Please sign exactly as name appears hereon.

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GENERAL INFORMATION
MATTER NO. 1 ELECTION OF DIRECTORS
NOMINEES FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS
Nominees for Class III Director
Continuing Directors
Executive Officers Who Are Not Directors
FISCAL YEAR-END OPTION/SAR VALUES
Years of Service and Benefits Payable at Retirement
Equity Compensation Plan Information
MATTER NO. 2 SHAREHOLDER PROPOSAL
SHAREHOLDER COMMUNICATIONS
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR 2005
CORPORATE GOVERNANCE DOCUMENTS
FINANCIAL INFORMATION
PSB BANCORP, INC. AUDIT COMMITTEE CHARTER
[PROXY CARD] PSB BANCORP, INC.